© Fifth Third Bancorp | All Rights Reserved Annual Meeting of Shareholders April 21, 2026

2 © Fifth Third Bancorp | All Rights Reserved Agenda Annual Meeting of Shareholders April 21, 2026 • Call to Order • Introductions • Matters to be Acted Upon 1. Nomination and Election of Directors 2. Ratification of the Selection of Auditors 3. Approval of Company’s Compensation of its Named Executive Officers • Business Update • Announcement of Voting Results on All Matters Presented • Question and Answer Session • Adjournment

3 © Fifth Third Bancorp | All Rights Reserved Achieving strong performance in a dynamic environment Positioned to generate long-term sustainable value to shareholders Note: metrics are as of full year 2025 unless otherwise noted. 1Non-GAAP; See discussion of non-GAAP reconciliation beginning on page 27 of the 4Q25 earnings release Stability 1.19% 12.6% (Full Year 2025) 56.9% Return on average assets Return on average common equity Efficiency ratio1 72% 10.81% +16 bps Loan-to-core deposit ratio CET1 Increase in NIM1 +24 bps vs. 2024 4Q25 vs. 4Q24 +40% 50 +7% Increase in Middle Market new client acquisition vs. 2024 New Branches in the Southeast Southeast household growth vs. 2024 Stability Profitability Growth#2 #3#1 4Q25

4 © Fifth Third Bancorp | All Rights Reserved Delivering shareholder outperformance Delivering peer-leading, long-term shareholder return2 $1.08 $1.14 $1.26 $1.36 $1.44 $1.54 2020 2021 2022 2023 2024 2025 Dividends declared per common share growth +7% 5-year CAGR #3 among peers1 Source: Bloomberg; 1Excludes FCNCA due to participation in an FDIC assisted transaction; 2Results reflect regional banks above $75 billion in assets that did not participate in an FDIC assisted transaction. Total shareholder return 1 Peer 1 70% Peer 3 123% Peer 8 169% Peer 8 304% 2 FITB 62% Peer 8 105% Peer 1 168% FITB 230% 3 Peer 2 54% FITB 104% FITB 161% Peer 1 223% 4 Peer 6 54% Peer 1 102% Peer 3 138% Peer 2 206% 5 Peer 7 48% Peer 2 96% Peer 7 130% Peer 7 203% 6 Peer 8 45% Peer 6 86% Peer 4 101% Peer 11 182% 7 Peer 4 41% Peer 4 72% Peer 5 95% Peer 4 137% 8 Peer 5 39% Peer 7 68% Peer 11 82% Peer 5 136% 9 Peer 10 38% Peer 5 60% Peer 2 76% Peer 3 130% 10 Peer 11 36% Peer 11 60% Peer 6 76% Peer 6 121% 11 Peer 9 33% Peer 10 42% Peer 10 56% Peer 9 95% 12 Peer 3 9% Peer 9 30% Peer 9 55% Peer 10 79% 5 Year 7 Year 10 Year 3 Year 12/31/15 - 12/31/2512/31/18 - 12/31/2512/31/20 - 12/31/2512/31/22 - 12/31/25

5 © Fifth Third Bancorp | All Rights Reserved Improving the well-being of our communities Dedicated to strengthening our communities Key highlights Delivered more than $58 billion of our $100 billion sustainability and stewardship target, which we aim to achieve by 2030. Contributed more than $22 million in charitable donations to support communities. Made over $1.4B in CRA-qualified community development loans and investments in 2025, supporting 3,650 affordable housing units. Invested or lent $45 million to CDFIs and CDFI-sponsored programs. Completed our Neighborhoods Program’s for nine neighborhoods, delivering $409 million in total lending and investments. Expanded to include additional neighborhoods and our new small city/ small town initiative.

6 © Fifth Third Bancorp | All Rights Reserved Strengthening our culture and employee connections Corporate Citizenship #1 in Customer Satisfaction with Mobile Banking Apps among Regional Banks - 2025 Product Innovation Client Service

7 © Fifth Third Bancorp | All Rights Reserved Southwest footprint Assets $294 billion Ranked 9th in the U.S.1 Deposits $237 billion Ranked 9th in the U.S.1 U.S. branches 1,482 Ranked 7th in the U.S.1 Note: Assets, loans, deposits, and branches proforma as of 12/31/25; 1Rankings as of 12/31/25 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks Midwest footprint Southeast footprint Loans $173 billion Ranked 9th in the U.S.1 Fifth Third headquarters Cincinnati, Ohio Toronto office London office Creating 9th Largest U.S. Bank 1

8 © Fifth Third Bancorp | All Rights Reserved Question & answer session If you were unable to submit a question through the virtual meeting or have additional questions after the meeting, please send an email to Investor Relations at ir.53.com

9 © Fifth Third Bancorp | All Rights Reserved Cautionary Statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) any instability or disruption in the financial system, including those caused by actual or perceived issues affecting the soundness of other financial institutions or market participants; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; (45) Fifth Third’s ability to meet its environmental and/or social targets, goals and commitments; and (46) risks relating to the merger with Comerica Incorporated, including Fifth Third’s inability to realize the anticipated benefits of the merger and potential disruption to Fifth Third’s business resulting from post-merger integration. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this report should be read as applying mutatis mutandis to every other instance of such information appearing herein. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in slides 40-41 of our 4Q25 earnings presentation, as well as on pages 27 through 29 of our 4Q25 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.